                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report of Lawrence Financial Holdings, Inc. (the "Company") on form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "report), I, RobRoy Walters, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

       1. The report fully complies with the requirement of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /s/ RobRoy Walters
                             -----------------------
                             Chief Financial Officer
                                 RobRoy Walters
                                  May 11, 2004




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